GATEWAY FUND

SUPPLEMENT DATED DECEMBER 3, 2007

TO THE

PROSPECTUS DATED MAY 1, 2007

The following material supplements the Prospectus dated May 1, 2007, and supersedes the supplement dated June 29, 2007, for the Gateway Fund (the “Fund”), a series of The Gateway Trust (the “Trust”).

On June 29, 2007, Gateway Investment Advisers, L.P. (the “Adviser”) announced that it has agreed to sell and transfer substantially all of its assets to Gateway Investment Advisers, LLC (“New Gateway Adviser”), a newly formed, wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). The closing of the sale, which is anticipated to occur in February 2008, is subject to certain regulatory approvals, client consents (including approval of Fund shareholders as described below) and other conditions.

In connection with the planned sale of the Adviser, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which a newly organized fund (the “New Gateway Fund”), advised by Gateway Investment Advisers, LLC, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the New Gateway Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund (the “Reorganization”). The Reorganization will result in current Fund shareholders essentially “exchanging” their Fund shares for shares of the New Gateway Fund on what is expected to be a tax-free basis. The New Gateway Fund, which will be part of the Natixis family of funds, will be managed by the same investment personnel using the same investment program as the current Fund, although certain other fund service providers will be different. Appendix A shows the New Gateway Fund’s estimated fees and expenses.

The Reorganization is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders were mailed to shareholders on or about December 5, 2007, and a shareholder meeting is scheduled for January 18, 2008. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Reorganization is expected to occur in February 2008. In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the New Gateway Fund, nor is it a solicitation of any proxy. Shareholders of record on November 21, 2007, were mailed the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations).

The Prospectus of the Fund will be further supplemented or revised as material developments occur associated with the events contemplated above.

APPENDIX A

Fund Fees & Expenses

As described in the supplement, if the Reorganization occurs, shareholders of the Fund will receive Class A shares of the New Gateway Fund. The following tables provide information about the fees and expenses that you may pay if you own shares of the New Gateway Fund. The tables represent an estimate of the expenses the New Gateway Fund would have incurred during the twelve months ended September 30, 2007 on a pro forma basis.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

Gateway Fund Class A
Management fees	0.65%
Distribution and/or service (12b-1) fees	0.25%
Other expenses[1,3]	0.11%
Total annual fund operating expenses	1.01%

Less: Fee Reduction and/or Expense Reimbursement	(0.07)%[1,2]
Net Expenses	0.94%

Example

This example, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the New Gateway Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The New Gateway Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Gateway Fund Class A*
1 year	$96
3 years	$307
5 years	$544
10 years	$1,223

(1)	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) has contractually agreed to limit its administrative services fees attributable to the New Gateway Fund for two years following the Acquisition (through February 18, 2010) to an amount not to exceed on an annual basis $300,000 plus the sub-administration expenses attributable to the New Gateway Fund. This limitation represents 0.04% of the 0.07% shown in the table as the Fee Reduction and/or Expense Reimbursement for Class A shares.

(2)	The New Gateway Adviser has given a binding contractual undertaking to the New Gateway Fund to limit the amount of the New Gateway Fund’s total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 0.94% of the Fund’s average daily net assets for Class A shares. This undertaking is in effect through April 30, 2010. The New Gateway Fund’s Adviser will be permitted to recover, in later periods, the amount of the reduction in management fees and/or the amount of expenses it has borne (except for any administrative fees waived by Natixis Advisors) due to the application of the undertaking described in this footnote, to the extent that Class A’s total annual operating expenses after such recovery do not exceed 0.94% of the New Gateway Fund’s average daily net assets. The New Gateway Adviser is not entitled to recover any such fees or expenses more than one year after the end of the fiscal year in which the fee/expense was incurred.
(3)	“Other expenses” are based on the service provider arrangements that will be in place following the Reorganization and include administrative services fees. The New Gateway Fund does not expect to incur any interest expense in the upcoming fiscal year.
*	The examples are based on the estimated Net Expenses for the first two years for the New Gateway Fund illustrated in the example and on the estimated Total Annual Fund Operating Expenses for the remaining years. Because Class A shares received by you in the Reorganization will not be subject to a sales charge or CDSC, the examples do not include these fees. If the examples did include these fees, the costs to you for holding shares of the New Gateway Fund would be $665 for the 1 year period, $865 for 3 years, $1,088 for 5 years and $1,728 for 10 years.